UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2021

SECOND SIGHT MEDICAL PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)
California
(State or Other Jurisdiction of Incorporation)
001-36747	02-0692322
(Commission File Number)	(IRS Employer Identification No.)
13170 Telfair Ave. Sylmar, California 91342
(Address of Principal Executive Offices)

(818) 833-5000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⎕

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⎕

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EYES	Nasdaq
Warrants	EYESW	Nasdaq

_____________________________________________________________________________________________

Explanatory Note

This Current Report on Form 8-K/A (This “Amendment”) is being filed by Second Sight Medical Products, Inc., a California corporation (the “Company”), to amend its Current Report on Form 8-K (the “Original 8-K”) filed with the Securities and Exchange Commission on March 5, 2021, solely to check the box on the cover page of the Original 8-K to indicate that the information filed herein shall be deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934.  This Amendment sets forth the complete text of the Original 8-K as amended hereby, which supersedes and replaces the text of the Original 8-K in its entirety.

Item 8.01	Other Events

By letter dated February 26, 2021, the Center for Devices and Radiological Health (CDRH) of the U.S. Food and Drug Administration (FDA) approved the Argus 2s Retinal Prosthesis System developed by Second Sight Medical Products, Inc. (the “Company”). Argus 2s is a redesigned set of external hardware (glasses and video processing unit) to be used in combination with previously implanted Argus II systems for the treatment of retinitis pigmentosa (RP). The Company issued a press release on March 5, entitled Second Sight Medical Products, Inc. Receives FDA Approval for the Argus 2s Retinal Prosthesis System, which is attached hereto as Exhibit 99.1. Argus II, and now Argus 2s, are approved under a humanitarian device exemption (HDE). The approval is contingent upon the Company filing periodic reports with CDRH, use only under prescription, under the supervision of an institutional review board (IRB), and taking all other required actions under FDA rules. The Company expects that the Argus 2s will be adapted to be the external system for the next generation Orion Visual Cortical Prosthesis System currently under development.

A decision on when or if to begin production of the newly approved hardware is pending completion of the Company’s planned business combination with Pixium Vision, which currently is in progress. Should the business combination be completed, the new management team will then evaluate how best to proceed with the Argus 2s Retinal Prosthesis System, as well as all other products in development.

The company announced the approval in a press lease date March 5, 2021. A copy of the release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release “Second Sight Medical Products, Inc. Receives FDA Approval for the Argus 2s Retinal Prosthesis System” dated March 5, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2021

SECOND SIGHT MEDICAL PRODUCTS, INC.

/s/ Matthew Pfeffer

By: Matthew Pfeffer

Acting Chief Executive Officer